TRUSTEE'S MONTHLY REPORTING PACKAGE
                      FOR THE MONTH ENDED FEBRUARY 28, 1998




                       ALLIANCE ENTERTAINMENT CORP. et al.
                                (Name of Debtor)


           97 B 44673 through 97 B 44687 (BRL) (Jointly Administered)
                                 (Case Numbers)

                            Willkie Farr & Gallagher
                              (Debtors' Attorneys)






                               /s/ David E. Hawthorne
                ------------------------------------------------
                                    Signed by:

   David E. Hawthorne,   Executive  Vice  President,  Chief  Financial  Officer
                             (Preparer)

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (Unaudited)
February 28, 1998
(Amounts in Thousands)

                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                      $     7,385
  Accounts receivable, net                                            66,386
  Inventory                                                           59,044
  Prepaid expenses and advances                                        3,535
  Due From Affiliates                                                 (1,955)
  Refundable income taxes                                              2,071
                                                                 -------------
    Total current assets                                             136,466
INVESTMENTS                                                            8,028
PROPERTY AND EQUIPMENT                                                25,816
COPYRIGHTS                                                             3,602
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED                                                45,602
COVENANTS NOT TO COMPETE                                               3,183
OTHER ASSETS                                                           5,134
                                                                 -------------
                                                                 $   227,831
                                                                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Excess of outstanding checks over
    bank balance                                                 $       355
  Notes payable                                                       33,500
  Current maturities of long-term debt                                   632
  Accounts payable and accrued expenses                               32,018
                                                                 -------------
    Total current liabilities                                         66,505

LONG-TERM DEBT                                                         6,607

LIABILITIES SUBJECT TO SETTLEMENT
  UNDER THE REORGANIZATION CASE                                      429,380

STOCKHOLDERS' EQUITY
 Common stock                                                              4
  Preferred Stock                                                          5
  Additional paid-in captial                                         146,965
  Employee notes for stock purchase                                      (52)
  Retained earnings (deficit)                                       (421,583)
  Foreign Currency translation adjustment
                                                                 -------------
                                                                    (274,661)
                                                                 -------------
                                                                 $   227,831
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED February 28, 1998
(Amounts in Thousands)

Net Sales                                                        $    22,771

Cost of sales                                                         19,838
                                                                 -------------
    Gross profit                                                       2,933

Selling, general and administrative expenses                           3,969
Amortization of intangible assets                                        497
                                                                 -------------
                                                                       4,466
                                                                 -------------
                                                                      (1,533)
                                                                 -------------
Reorganization items                                                     943

Other income (expense)
  Equity in net income (loss) of unconsolidated
   entities                                                             (596)
  Amortization of deferred financing costs                              (137)
  Other income (expense) - net                                            (2)
  Interest expense                                                    (1,277)
                                                                 -------------
                                                                      (2,012)
                                                                 -------------

   Income(loss) before income taxes                                   (4,488)

Provision for income taxes
                                                                 -------------

   Net income (loss)                                             $    (4,488)
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED February 28, 1998
(Amounts in Thousands)

Net Income (Loss)                                                  $  (4,488)

Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
   Depreciation and amortization                                         891
   Equity in net income (loss) of unconsolidated
    entities                                                             596
   Reorganization items                                                  943
   Changes in working capital and other, net                          10,554
Net cash provided by (used in) operating                         -------------
activities before reorganization items                                 8,496
                                                                 -------------

Reorganization items:
  Chapter 11 professional fees paid                                     (943)
                                                                 -------------
Net cash used by reorganization items                                   (943)
                                                                 -------------
Net cash provided by (used in)
  operating activities                                                 7,553
                                                                 -------------

Cash Flows From Investing Activities
  Purchase of property and equipment                                    (132)
  (Increase) decrease in investments
  (Increase) decrease in copyrights                                      113
  (Increase) decrease in other assets                                     19

Net cash provided by (used in)                                   -------------
  Investing Activities
                                                                 -------------

Cash Flows From Financing Activities
  Increase (decrease) in excess of out-
   standing checks over bank balance                                    (407)
  Net financing proceeds to affiliates
  Proceeds from Borrowings                                            (2,518)
  Payments on Borrowings

Net Cash provided by (used in)                                   -------------
  Financing Activities                                                (2,925)
                                                                 -------------

Net increase (decrease) in cash:                                       4,628

Cash
  Beginning                                                            2,757
                                                                 -------------
  Ending                                                         $     7,385
                                                                 =============

     * The following  subsidiaries do not have any operating activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
February 28, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                               Eliminations     Entertainment
                                    Entertainment  AE Land       Matrix                        and            Corp. and
                      Sub-total       Corp.          Corp       Software      Execusoft    Reclassification  Subsidiaries*
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
  ASSETS
CURRENT ASSETS
Cash and Cash
  equivalents         $   3,899     $   3,145     $     260     $      81     $            $                 $     7,385
Accounts receivable,
  net                    66,044           245                          50            47                           66,386
Inventory                59,044                                                                                   59,044
Prepaid expenses          3,326           173            36                                                        3,535
Due from affiliates       6,949        46,291           960          (452)          250        (55,953)           (1,955)
Refundable income taxes                 2,071                                                                      2,071
Deferred income taxes       837          (837)
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current assets    140,099        51,088          1,256         (321)          297        (55,953)          136,466
 INVESTMENTS, at cost       944        12,806                                                   (5,722)            8,028
PROPERTY AND EQUIPMENT    6,149            37        19,415           215                                         25,816
COPYRIGHTS                3,602                                                                                    3,602
COST IN EXCESS OF
 NET ASSETS OF
 BUSINESS ACQUIRED                     45,602                                                                     45,602
COVENANTS NOT TO
 COMPETE                    198         2,985                                                                      3,183
DEFERRED INCOME TAXES       286          (286)
OTHER ASSETS                176         4,818           140                                                        5,134
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 151,454     $ 117,050     $  20,811     $    (106)    $     297    $   (61,675)      $   227,831
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
LIABILITIES AND STOCKHOLDERS
  EQUITY
CURRENT LIABILITIES
Excess of outstanding
 checks over bank
 balance              $     355     $             $             $             $            $                 $       355
Notes payable            13,898        19,204                         398                                         33,500
Current maturities of
 long-term debt             217                         415                                                          632
Accounts payable
 and accrued expenses    22,496         9,372           125            25                                         32,018
Income tax payable
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current
  liabilities            36,966        28,576           540           423                                         66,505
LONG-TERM DEBT              742                       5,865                                                        6,607
DEFERRED INCOME TAXES
LIABILITIES SUBJECT
TO SETTLEMENT UNDER
THE REORGANIZATION      183,495       262,185        14,479         3,182           538        (34,499)          429,380

STOCKHOLDERS' EQUITY
Common Stock              3,123             4                           1            13         (3,137)                4
Preferred Stock                             5                                                                          5
Additional paid-in
  capital                26,300       146,965                                                  (26,300)          146,965
Employee notes for
  stock purchase                          (52)                                                                       (52)
Retained earnings
  (deficit)             (99,172)     (320,633)          (73)       (3,712)         (254)        (2,261)         (421,583)
Foreign currency
translation adjustment
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                        (69,749)     (173,711)          (73)       (3,711)         (241)       (27,176)         (274,661)
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 151,454     $ 117,050     $  20,811     $    (106)    $     297    $   (61,675)      $   227,831
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
    *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc. AEC Americas,  Inc., FL Acquisition  Corp.  and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
February 28, 1998
(Amounts in Thousands)

                             Independent   Passport     Passport                    Castle                    AEC
                              National      Music        Music       Concord    Communications  One Way    One Stop
                            Distributors  Distribution Worldwide     Records       (U.S.)       Records     Group      Sub-total
                            ------------  -----------  -----------  ----------  -------------   --------  ----------- ----------
ASSETS
CURRENT ASSETS
Cash and cash equivalents $               $            $            $           $               $         $    3,899  $   3,899
Accounts receivable, net         3,277        3,008                       919          (503)      7,303       52,040     66,044
Inventory                        3,884                                  1,620                     4,544       48,996     59,044
Prepaid expenses and
advances                                         26                     2,529                       435          336      3,326
Due from Affiliates             (1,701)       8,744        698          1,388          (884)        107       (1,403)     6,949
Refundable income taxes
Deferred income taxes                                                                                            837        837
                           ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------

Total current assets             5,460       11,778        698          6,456        (1,387)     12,389      104,705     140,099
INVESTMENTS, at cost                                                      542                                    402        944
PROPERTY AND EQUIPMENT                                                    222                       686        5,241      6,149
COPYRIGHTS                                                              3,602                                             3,602
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED
COVENANTS NOT TO COMPETE                                                                                         198        198
DEFERRED INCOME TAXES                                                      36                                    250        286
OTHER ASSETS                        16           12                        19                        43           86        176
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $      5,476  $    11,790  $     698    $    10,877  $     (1,387)  $  13,118  $   110,882  $ 151,454
                          ============= ============ ============ ============ ============== ========== ============ ==========
LIABILITIES AND
STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Excess of outstanding
checks over bank balance  $         23  $         5  $            $       171  $              $     156  $            $     355
Notes payable                    3,292                                  3,186            519        138        6,763     13,898
Current maturities of
 long-term debtm                                                                                                 217        217
Accounts payable and
accrued expenses                 1,516                                    627             64      1,688       18,601     22,496
Income Tax Payable
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
Total current liabilities        4,831            5                     3,984            583      1,982       25,581     36,966

LONG-TERM DEBT
DEFERRED INCOME TAXES                                                                                            742        742

LIABILITIES SUBJECT
TO SETTLEMENT UNDER
REORGANIZATION CASE             72,260       13,880      1,392          7,024          7,327     13,105       68,507    183,495

STOCKHOLDERS' EQUITY
Common Stock                     1,000            5                        22                     2,095            1      3,123
Preferred Stock
Additional paid-in capital      16,117            7                        27                                 10,149     26,300
Employee notes for stock
  purchase
Retained earnings (deficit)    (88,732)      (2,107)      (694)          (180)        (9,297)    (4,064)       5,902    (99,172)
Foreign Currentcy
Translation Adjustment
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                               (71,615)      (2,095)      (694)          (131)        (9,297)    (1,969)      16,052    (66,749)
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $      5,476  $    11,790  $     698    $    10,877  $      (1,387) $  13,118  $   110,882  $ 151,454
                          ============= ============ ============ ============ ============== ========== ============ ==========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTHS ENDED February 28, 1998
(Amounts in Thousands)
                                                                                                             Alliance
                                    Alliance                                               Eliminations      Entertainment
                                   Entertainment    AE Land      Matrix                       and            Corp. and
                     Sub-total       Corp.           Corp       Software     Execusoft    Reclassifications  Subsidiaries*
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Net sales            $  22,676    $                $            $             $            $                 $

Cost of sales           19,804                                         34                                         19,838
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Gross Profit             2,872                                         61                                          2,933

Selling, general
and administrative
expenses                3,414             328          (37)          264                                           3,969
Amortization of
intangible assets          15             482                                                                        497
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                        3,429             810          (37)          264                                           4,466
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                         (557)           (810)          37          (203)                                         (1,533)
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

Reorganization items                      943                                                                        943
Other income
(expense)
Equity in net income
(loss) of unconsolidated
 entities                                (596)                                                                      (596)
Amortization of
 deferred financing
  costs                                  (135)          (2)                                                         (137)
Other income (expense)
  - net                    (1)             (1)                                                                        (2)
Interest expense         (610)           (630)         (35)           (2)                                         (1,277)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
                         (611)         (1,362)         (37)           (2)                                         (2,012)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Income before
 income taxes          (1,168)         (3,115)                      (205)                                         (4,488)
Provision for
income taxes         ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Net income (loss)    $ (1,168)    $    (3,115)     $            $   (205)    $            $                 $     (4,488)
                     ==========   =============    ==========   ==========   ==========   ================= =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc., AEC Americas,  Inc., FL Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED February 28, 1998
(Amounts in Thousands)

                        Independent   Passport     Passport                     Castle                   AEC
                         National       Music       Music       Concord     Communications One Way     One Stop
                        Distributors  Distribution Worldwide     Records        (U.S.)      Records      Group      Sub-total
                        ------------  ----------- -----------  ----------   -------------  --------   ---------- ------------
Net sales               $             $           $            $     495    $              $   552    $  21,629  $   22,676

Cost of sales                                                        259                       312       19,233      19,804
                       -------------  ----------- -----------  -----------  -------------  --------   ---------- ------------
Gross Profit                                                         236                       240        2,396       2,872

Selling, general and
administrative expenses        243                                   256                       238        2,677       3,414
Amortization of
intangible assets                                                     15                                                 15
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                               243                                   271                       238        2,677       3,429
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                              (243)                                  (35)                        2         (281)       (557)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Reorganization items

Other income (expense)
Equity in net income
(loss) of unconsolidated
entities
Amortization of deferred
financing costs
Other income (expense)
  - net                                                                               1                                   1
Interest expense             (378)                                  (61)            (46)       (47)         (78)       (610)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
                             (378)                                  (61)            (47)       (47)         (78)       (611)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Income (loss) before
   income taxes              (621)                                  (96)            (47)       (45)        (359)     (1,168)
Provision for
income taxes
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Net income (loss)      $     (621)    $           $            $    (96)    $       (47)   $   (45)   $    (359) $   (1,168)
                       ============   =========== ===========  ===========  =============  ========   ========== ===========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED February 28, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                                Eliminations      Entertainment
                                    Entertainment   AE Land       Matrix                         and            Corp. and
                       Sub-total       Corp.         Corp        Software     Execusoft    Reclassifications   Subsidiaries*
                       ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net Income (loss)      $  (1,168)   $    (3,115)   $            $     (205)   $            $                  $       (4,488)
Adjustments to reconcile
net income (loss) to net
cash provided by
operating activities:
Depreciation and
   amortization              110            618          154             9                                               891
Equity in net income (loss)
of unconsolidated entities                  596                                                                          596
Reorganization items                        943                                                                          943
Changes in working
 capital and other, net   10,954           (417)          18            (1)                                           10,554
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities before
reorganization items       9,896         (1,375)         172          (197)                                            8,496
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Reorganization Items:
Chapter 11 professional
fees paid                                  (943)                                                                        (943)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash used by
reorganization items                       (943)                                                                        (943)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities                 9,896         (2,318)         172          (197)                                            7,553
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Investing Activities
Purchase of property
and equipment               (129)                                       (3)                                             (132)
(Increase) Decrease in
   Investments
Investments
(Increase) Decrease in
Copyrights                    113                                                                                        113
Increase in other assets       (5)           24                                                                           19

Net cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Investing Activities         (21)            24                         (3)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Financing Activities
Increase (decrease) in
excess of outstanding
checks over bank balance     170           (577)                                                                        (407)
Net financing proceeds
 to affiliates            (8,529)         8,516         (137)          150
Proceeds from issuance
 of stock
Proceeds for redemption
 of stock
Proceeds from Borrowings
Payments on Borrowings       (18)        (2,500)                                                                      (2,518)
Net Cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Financing Activities      (8,377)         5,439         (137)          150                                            (2,925)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Effect of foreign
 currency translation
Net increase (decrease)
in cash:                   1,498          3,145           35           (50)                                            4,628
Cash
Beginning                  2,401                         225           131                                             2,757
                        ==========   ============   ==========   ===========   ==========  ================== ===============
Ending                  $  3,899     $    3,145     $    260     $      81     $           $                  $        7,385
                        ==========   ============   ==========   ===========   ==========  ================== ===============
     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED February 28, 1998
(Amounts in Thousands)

                                Independent       Passport      Passport                 Castle                    AEC
                                National          Music         Music     Concord   Communications   One Way    One Stop
                                Distributors      Distribution  Worldwide Records     (U.S.)         Records     Group     Sub-total
                              ----------------   -------------- --------- --------- ---------------  --------  --------- -----------
Net Income (loss)             $         (621)     $              $        $   (96)  $     (47)       $   (45)  $   (359) $ (1,168)
Adjustments to reconcile net
income (loss) to net cash
provided by operating activities:
Depreciation and amortization                                                  20                         16         74       110
Equity in net income (loss)
of unconsolidated entities
Reorganization items
Changes in working capital
and other, net                         1,759                                 (415)                       576      9,034    10,954
Net cash provided by (used
in) operating activities      ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
before reorganization items            1,138                                 (491)        (47)           547      8,749     9,896
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Reorganization items:
Chapter 11 professional
 fees paid
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash used by
reorganization items
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash provided by (used in)
operating activities                   1,138                                 (491)        (47)           547      8,749      9,896
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Investing
Activities
(Purchase) disposal of property
(Increase) decrease
  in investments                                                               (1)                                 (128)      (129)
(Increase) decrease
  in copyrights                                                               113                                              113
(Increase) decrease
  in other assets                                                                                                    (5)        (5)
Net cash provided by
(used in)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Investing Activities                                                          112                                  (133)       (21)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Financing
Activities
Increase (decrease) in excess
  of outstanding checks
  over bank balance                       16                                  104                       50                     170
Net financing proceeds to
  affiliates                          (1,154)                                 275          47         (597)     (7,100)     (8,529)
Proceeds from issuance of stock
Payments for redemption of stock
Proceeds from Borrowings
Payments on Borrowings                                                                                             (18)        (18)
Payments on Borrowings
Net Cash provided by
(used in)                     ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Financing Activities                  (1,138)                                 379          47         (547)     (7,118)     (8,377)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Effect of foreign currency
translation
Net increase (decrease) in
cash:                                                                                                            1,498       1,498
Cash
Beginning                                                                                                        2,401       2,401
                              ================   ============== ========= ========= ===============  ========  ========  ==========
Ending                        $                   $             $         $         $                $         $ 3,899   $   3,899
                              ================   ============== ========= ========= ===============  ========  ========  =========

ALLIANCE ENTERTAINMENT CORP.  AND SUBSIDIARIES

NOTES TO CONSOLIDATING FINANCIAL STATEMENTS

Unaudited Interim Financial Information

The unaudited consolidating financial statements of Alliance Entertainment Corp. and subsidiaries (the "Company"), have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7: "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the normal course of business. The Company filed petitions for relief under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") on July 14, 1997 (the "Filing"). The Company is presently operating its business as a debtor-in-possession subject to the jurisdiction of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

     Except as set forth, the unaudited consolidating balance sheet as of February 28, 1998, and the unaudited consolidating statements of operations and cash flows for the month ended February 28, 1998 (interim financial information), have generally been prepared on the same basis as the audited financial statements except that the unaudited financial statements. The financial statements include all adjustments believed by management to be necessary to fairly reflect the Company's financial position and results of operations in accordance with generally accepted accounting principles. The preparation of these financial statements has required the development by management of a number of significant estimates and assumptions that affect the reported amounts of assets and liabilities as the date of the financial statements. Significant estimates inherent in the preparation of the accompanying financial statements include management's estimate of future cash flows used as a basis to assess the recoverability of long-lived assets, adjustments to reduce the carrying value of inventory and accounts receivable to net realizable value and estimates of cost incurred in connection with restructuring and related activities. These accounting estimates are subject to material change in the near term. In addition, the accompanying financial statements are unaudited and, upon completion of the annual financial statement audit by the Company's independent accountants for the years ended December 31, 1997 and 1998 may require further adjustments. Excluded from the Filing were the following non-debtor subsidiaries of the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). Accordingly, the accompanying financial statements have been prepared excluding their financial position, results of operations and cash flows. The results of operations of those businesses and the Company's underlying equity therein have been presented under the equity method of accounting. In the opinion of the Company, the interim financial information is considered preliminary and may not include all adjustments, necessary for a fair statement of the results of the interim period.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim financial information. These statements should be read in conjunction with the Company's financial statements (Form 10-K) for the year ended December 31, 1996. The results of operations for the month ended February 28, 1998, may not be indicative of the operating results for the full year or any future interim period.

The Company experienced significant operating losses in 1996 and 1997 and continued to post a year-to-date operating loss in 1998. The Company's ability to continue as a going concern is dependent upon the confirmation of a plan of reorganization by the Bankruptcy Court, the ability to maintain compliance with debt covenants under the Revolving Credit and Guaranty Agreement ("DIP Financing Agreement"), achievement of profitable operations, and the resolution of the uncertainties of the reorganization case discussed below.

Restructuring and Other Charges

During the month ended  February 28, 1998,  approximately  $.1 million was paid and charged against a liability  established by the Company at December 31,
1996  for  restructuring  and  other  non-recurring   charges  relating  to  the
consolidation plan announced in November, 1996. As of February 28, 1998, approximately $8.5 million remains to be paid in future periods.

Reorganization under Chapter 11; Pre-Petition Credit Agreement

On  June  30,  1997,  Alliance   Entertainment  Corp.  ("Alliance"  or  the
"Company") failed to make the full amortization payment of $1.5 million on its senior secured credit facility (the "Pre-petition Credit Agreement") and additionally failed to satisfy a financial covenant requiring the Company raise $35 million of equity prior to July 1, 1997 and as a result was in default under the provisions of its Pre-petition Credit Agreement. Under the terms of its Pre-petition Credit Agreement and as a result of the existing defaults, the Company's banks had the right to accelerate the maturity of approximately $187 million of outstanding indebtedness.

Additionally, as a result of the defaults under the Pre-petition Credit Agreement, the Company was blocked from making a July 15, 1997 interest payment due and payable on the Company's $125 million of 11.25% Senior Subordinated Notes due 2005.

On July 14, 1997, as a result of the defaults under the Pre-petition Credit Agreement, the pending payment default on the Company's Senior Subordinated Notes and an overall inability to operate the Company's business under the existing liquidity restraints, the Company and fourteen of its wholly-owned subsidiaries filed voluntarily under Chapter 11 of the Bankruptcy Code in order to facilitate the reorganization of the Company's core businesses and the restructuring of the Company's long-term debt, revolving credit and trade and other obligations. The Company continues to operate with its existing directors and officers as a debtor-in-possession subject to the Bankruptcy Court's supervision and orders. Excluded from the filing were certain businesses in the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). The filing was made in the U.S. District Court for the Southern District of New York in Manhattan.

The filing of the petition under Chapter 11 of the Bankruptcy Code resulted in the occurrence of an Event of Default under the Company's: (i) Indenture relating to its 11.25% Senior Subordinated Notes due 2005; (ii) Credit
Agreement; (iii) 6% Exchangeable Notes; and (iv) Mortgage Bond for its distribution facility in Coral Springs, Florida.

Pursuant to the provisions of the Bankruptcy Code, all of the Company's liabilities as of July 14, 1997, were automatically stayed upon the Company's filing of its petition for reorganization. In addition, absent approval from the Bankruptcy Court, the Company is prohibited from paying any pre-petition obligations. In hearings held on July 14 and 16, 1997, the Bankruptcy Court approved the Company's request for payment of certain pre-petition wages and benefits, use of the Company's cash management system and retention of legal and financial professionals.

In the Company's  Chapter 11 case,  substantially all liabilities as of the date of the Filing are subject to settlement under a plan of reorganization to be voted upon by the Company's creditors and stockholders and confirmed by the Bankruptcy Court. Schedules have been filed by the Company with the Bankruptcy Court setting forth the assets and liabilities of the Company as of the date of the Filing as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors are being investigated and resolved. The ultimate amount and settlement terms for pre-petition liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

Under the Bankruptcy Code, the Company may elect to assume or reject real estates leases, employment contracts, personal property leases, service contracts and other executory pre-petition leases and contracts, subject to Bankruptcy Court approval. The Company cannot presently determine or reasonably estimate the ultimate liability which may result from the filing of claims for any rejected contracts or from leases which may be rejected at a future date.

The principal categories of claims classified as "Liabilities subject to settlement under the reorganization case" are identified below. All amounts presented below may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determination as to the security of certain claims, the value of any collateral securing such claims, or other events.



Liabilities Subject to Settlement                                                                   (000's)
                                                                                                    -------
Under the Reorganization Case                                                                  February 28, 1998
-----------------------------                                                               ---------------------

Accounts payable and accrued expenses                                                              $148,001
Pre-Petition  Credit Agreement                                                                      144,100
11.25% Senior Subordinated Notes due 2005                                                           125,000
6% Exchangeable Notes                                                                                10,805
Other Promissory Notes                                                                                1,395
Obligations under capital leases                                                                          4
Accounts payable Non-Debtor Subsidiaries                                                                 75
                                                                                                   --------
                                                                                                   $429,380
                                                                                                   ========

Alliance intends to present a plan of reorganization to the Bankruptcy Court to reorganize the Company's core business and restructure the Company's long-term debt, revolving credit and trade obligations. Under provisions of the Bankruptcy Code, the Company has the exclusive right to file a plan at any time prior to April 30, 1998 and to solicit acceptance of a plan of reorganization until June 30, 1998, each subject to possible extension as approved by the Bankruptcy Court.

In the event that a plan of reorganization is approved by the Bankruptcy Court, continuation of the business after reorganization will be dependent upon the success of future operations and the Company's ability to meet its obligations as they become due. In the event that such a plan of reorganization is not approved by the Bankruptcy Court and a Restructuring Plan is not consummated, the ability of the Company to continue as a going concern depends on the success of future operations and the ability of the Company to generate sufficient cash from operations and financing sources to meet its obligations as they become due and to finance its operations. The accompanying financial statements have been prepared on a going concern basis, which, except as disclosed, contemplates continuity of operations, realization of assets and discharge of liabilities in the ordinary course of business. As a result of the Chapter 11 filing, the Company may have to sell or otherwise dispose of assets and discharge or settle liabilities for amounts other than those reflected in the financial statements. Further, a plan of reorganization could materially change the amounts currently recorded in the financial statements. The financial statements do not give effect to all adjustments to the carrying value of assets, or amounts and classification of liabilities that might be necessary as a consequence of the proceeding. The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan of reorganization, success of future operations and the ability to generate sufficient cash from operations and financing sources to meet obligations.

In addition, valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on generally accepted accounting principles, the basis on which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. As a result, valuations of the Company based on the accompanying financial statements may be significantly higher than valuations used by the Company in determining the amounts to be received, if any, by each class of creditors under a plan of reorganization.

DIP Financing

In connection with the Company's Chapter 11 filing, on July 16, 1997, the Company entered into a DIP Financing Agreement with Chase Manhattan Bank providing for a maximum of $50 million of debtor-in-possession ("DIP") financing subject to approval by the Bankruptcy Court. The DIP Financing Agreement is intended to address the Company's immediate working capital needs and to support the Company's operations during its Chapter 11 proceedings. The Company's use of the full DIP Financing Agreement was approved by the Court.

The DIP Financing Agreement provides for borrowings under a revolving credit and a letter of credit facility. Loans under the revolving credit facility bear interest at either the Alternate Base Rate (as defined in the DIP Financing Agreement) plus 1.5% or at the Adjusted LIBOR Rate (as defined in the DIP Financing Agreement) plus 2.75%. Loans under the letter of credit facility bear interest at the Alternate Base Rate plus 1.5%. The terms of the DIP Financing Agreement contain certain restrictive covenants including: limitations on the incurrence of additional guarantees, liens and indebtedness; limitations on the sale of assets and the making of capital expenditures. The DIP Financing Agreement also requires that the Company meet certain minimum earnings before taxes and other expenses as defined through the end of 1998.

Under the DIP Financing Agreement, Chase Manhattan Bank has been given a perfected first priority lien on all property and assets of the Company and its fourteen wholly-owned debtor-in-possession subsidiaries. The banks who are parties to the Pre-Petition Credit Agreement, as well as certain other secured creditors of the Company, have been granted replacement liens on the Company's assets (junior to the lien granted under the DIP Financing Agreement) to adequately protect such creditors' secured claims against the Company prior to its Chapter 11 filing.

The DIP  Financing  Agreement  expires on January 31, 1999, or earlier upon the occurrence of certain events, including confirmation of a plan of reorganization by the Bankruptcy Court, a sale of substantially all of the assets of the Company, or failure by the Company to receive a final order confirming a plan of reorganization.

     On March 18, 1998, the Company and Chase Manhattan agreed to an amendment to the DIP Financing Agreement. The terms of the amendment modify certain covenants related to (1) permitted capital expenditures, (2) minimum earnings before interest, taxes, depreciation and amortization, as defined, (3) minimum carrying value of inventories, and (4) the amount of permitted selling, general and administrative expenses relating to certain non core operations. The amendments are subject to the approval of the bankruptcy court and are not effective until such approval is obtained.

     The Bankruptcy Court is scheduled to review the amendment to the DIP Financing Agreement at a hearing currently scheduled on April 1, 1998, which, if approved, would allow the Company to demonstrate compliance with the Agreement and allow operating flexibility on a short term basis. However, there are no assurances that the Court will approve the amendment or that objections to the amendment will not be entertained. The Company may not be in compliance with the existing covenants based on certain interpretations of the required covenant calculations and, as a result, could be in default of the terms of the DIP Financing Agreement as of March 31, 1998.

Sale of Red Ant Subsidiary

On July 23, 1997, the Company and Chase Manhattan amended the DIP Financing Agreement to provide up to $1.25 million of funding for Red Ant and its affiliated entities on a non-bankruptcy basis to facilitate the solicitation of bids from third parties to purchase Alliance's interests in Red Ant. On August 15, 1997, the court approved the sale of 90% of the Company's interest in Red Ant and its affiliates to Cypress Ventures, Inc. an affiliate of Wasserstein Perella & Co. ("CVI"), for aggregate cash consideration of $625,000, a twelve month promissory note in the amount of $425,000 bearing interest at 8% and an additional commitment from CVI to provide new working capital for Red Ant (in the form of mezzanine indebtedness senior in priority to the equity interest holders of Red Ant) up to an amount of approximately $11 million with $3 million to be provided upon consummation of the sale to CVI.

The sale was completed on August 19, 1997. The Company has taken a non-cash charge of $17.9 million related to the write-off of the goodwill and its underlying investment on its Red Ant subsidiary, including $1,050,000 of funding provided under the DIP Financing Agreement.

Indebtedness

As a result of the Filing, substantially all debt (exclusive of the DIP Financing Agreement) outstanding at July 14, 1997, was classified as liabilities subject to settlement. No principal or interest payments are made on any pre-petition debt (excluding interest payments on the Pre-petition Credit Agreement with Chase Manhattan Bank) without Bankruptcy Court approval or until a reorganization plan defining the repayment terms has been approved.

Generally, interest on pre-petition debt ceases accruing upon the filing of a petition under the Bankruptcy Code. However, if debt is collateralized by an interest in property whose value (minus the cost of preserving such property) exceeds the amount of the debt, post-petition interest may be payable. Other than those noted above, no other determinations have yet been made regarding the value of the property interests which collateralize various debts. Although interest may be paid pursuant to an order of the Bankruptcy Court, other than interest on the Pre-petition Credit Agreement, it is uncertain whether any other post-petition interest will be payable or paid. The Company believes at this time that it is unlikely that such interest will be paid. Contractual interest expense not recorded on certain pre-petition debt (11.25% Senior Subordinated Notes due 2005, 6% Exchangeable Notes and other promissory notes) totaled approximately $1.1 million for the month ended February 28, 1998.

Income Taxes

Based upon current operations of the Company and other factors, an income tax benefit was not recorded for the Company and its fourteen wholly owned subsidiaries which filed under Chapter 11 for the month ended February 28, 1998. The Company anticipates that pre-tax losses, if any, which may be realized during the fiscal year ending December 31, 1997, will not result in the recording of any additional tax benefit by the Company. Further, any net operating loss carry forwards prior to, and subsequent to the filing date, may be severely reduced by the bankruptcy case.

Reorganization Items

The Company recorded the following expense and income items during the month ended February 28, 1998, directly associated with the Chapter 11 reorganization proceedings and the resulting restructuring of its operations:

                                                          (000's)
                                                        Month Ended
                                                    February 28, 1998
                                                    -------------------
Professional fees                                         $  943

Professional fees represent estimates of expenses incurred, primarily for legal, consulting and accounting services provided to the Company and the creditors committee (which are required to be paid by the Company while in Chapter 11). Interest income represents interest earned on cash invested during the Chapter 11 proceeding.

Asset Impairment and Restructuring Charges


     On September 22, 1997, the Company announced plans to close operations of Independent National Distributors, Inc. ("INDI"), the Company's independent distribution subsidiary by the end of first quarter 1998. During the month of September, the Company recorded a $42.1 million restructuring and asset impairment charge in connection with the closure and liquidation of these operations. Included in the $42.1 million was a non-cash charge of $21.9 million related to the write-off of goodwill.

     In December, 1997, the Company incurred charges of approximately $115.9 million related to losses from non-core operations and non-recurring and restructuring charges attributed to write downs of inventory and accounts receivable impacted by the closure of various operations, costs related to the consolidation of the Company's Santa Fe Springs facility into its Coral Springs, Florida facility and asset impairment charges due to discontinuing certain business and sales of non-core assets.

                          ALLIANCE ENTERTAINMENT CORP.
                          Trade Payables and Insurance
                               February 28, 1998


     To the best of the Company's knowledge, all post-petition trade payables are current and all insurance policies, including all applicable workers' compensation and disability insurance policies, are fully paid as of February 28, 1998.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)


Court Reporting Schedules - Tax Payments and Collections
Month ended February 28, 1998

Gross Wages Paid                                          $2,013,570.85             Schedule I
Payroll Taxes Withheld                                       501,015.30             Schedule II
Payroll Taxes Incurred                                       197,068.53             Schedule III
Gross Taxable Sales                                           42,984.55             Schedule IV
Sales Tax Collected                                            2,894.33             Schedule IV
Payment of Payroll Taxes                                          -                 Schedule V
Payment of Tax Payments                                       33,227.61             Schedule VI


                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                    Schedule I

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended February 6 and February 20

GROSS WAGES PAID


Two Week Period Ended
      Date                                                                                      Gross Wages
---------------------                                                                         --------------
February 6, 1998                                                                             $   958,038.23
February 20, 1998                                                                              1,055,532.62
                                                                                              --------------
Total                                                                                         $2,013,570.85
                                                                                              ==============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule II

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended February 6 and February 20

PAYROLL TAXES WITHHELD

Two Week Periods Ended                                                                           Payroll Tax
      Date                               Tax Type                                                 Withheld
---------------------                ------------------                                         -----------
February 6, 1998                     Federal Income Tax                                         $147,629.33
                                     FICA & MEDI w/h                                              73,289.79
                                     State w/h                                                    14,812.81
                                     Local w/h                                                     2,557.89
February 20, 1998                    Federal Income Tax                                          162,501.32
                                     FICA & MEDI w/h                                              80,748.57
                                     State w/h                                                    17,545.06
                                     Local w/h                                                     1,930.53
                                                                                              -------------
                                                             TOTAL                              $501,015.30
                                                                                              =============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule III

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended February 6 and February 20

PAYROLL TAXES INCURRED

Two Week Period Ended                Employer Payroll                                               Amount
      Date                           Tax Contributions                                             Incurred
---------------------                ---------------------                                      -----------
February 6, 1998                     FICA & MEDI Expenses                                        $73,289.93
                                     FUTA                                                          5,175.76
                                     Disability/SUI                                               16,793.94
February 20, 1998                    FICA & MEDI Expenses                                         80,748.24
                                     FUTA                                                          4,842.78
                                     Disability/SUI                                               16,217.88
                                                                                                -----------
                                                              TOTAL                             $197,068.53
                                                                                                ===========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                   Schedule IV

Schedules of Sales and Meals Tax Collected


Month Ended February 28, 1998


                                                                 Sales Tax            Gross Taxable
Taxing Jurisdiction                                              Collected                Sales
-----------------------------------------
Florida Department of Revenue                                    $1,636.61            $27,276.83
State Board of Equalization - California                            712.72              8,639.00
New York Department of Revenue                                        2.00                 25.00
New York Department of Revenue                                      208.33              2,598.29
New Jersey Department of Revenue                                     21.60                359.90
State of Michigan - Department of Treasury                           34.50                574.95
State of Board of Equalization - California                         278.57              3,510.58
                                                                 ---------            ----------
                                                                 $2,894.33            $42,984.55
                                                                 =========            ==========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule V

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended February 6 and February 20


PAYMENT OF TAXES

Tax Period          Tax Type                 Taxing Jurisdiction               Date Paid    Amount Paid
-----------         --------                 -------------------               ---------    -----------






The Company's payroll is processed by a third party payroll service. Accordingly, at each payroll period the Company transfers funds to the payroll service who in turn makes payments directly to the appropriate taxing jurisdiction on the Company's behalf.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule VI

Schedules of Tax Payments

Month Ended February 28, 1998

           Tax Jurisdiction                          Tax Type                    Amount Paid       Date Paid
--------------------------------------------  ----------------------------     ---------------- --------------------
Florida Department of Revenue                 Florida Sales and Use Tax              $ 1,606.61  February 19, 1998
State Board of Equalization - California      California Sales and Use Tax               641.00  February 19, 1998
State of Delaware                             Franchise Tax                           30,020.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                              510.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
State of Delaware                             Franchise Tax                               50.00  February 25, 1998
                                                                                   -------------
                                               TOTAL                                $ 33,227.61
                                                                                   =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


------------------------------------------------x
In re                                           :
                                                :    Chapter 11
ALLIANCE ENTERTAINMENT CORP., et al,            :    Case No. 97 B 44673
                                                :    through 97 B 44687  (BRL)
                                    Debtors.    :
                                                :    (Jointly Administered)
------------------------------------------------x

                      Verification Under Penalty of Perjury

STATE OF NEW YORK          )
                           )       ss:
COUNTY OF NEW YORK         )

                  David Hawthorne, being duly sworn, deposes and says:

     1. I am Executive Vice President, Chief Financial Officer of Alliance Entertainment Corp. The foregoing operating statements of Alliance Entertainment Corp. and subsidiaries were prepared under my direction.

     2. The foregoing operating statements are true and correct to the best of my knowledge, information and belief.


                               /s/ David E. Hawthorne
                              --------------------------------
                                    David E. Hawthorne


Sworn to before me this
31st day of March, 1998


/s/ Maryann Vertucci
---------------------------